October 1, 2013

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated October 1, 2013, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
FGAAX	Pending	Pending	FGAZX

Franklin Templeton International Trust	SUMMARY PROSPECTUS
Franklin Templeton Global Allocation Fund

Investment Goal

Total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 44 in the Fund's Prospectus and under “Buying and Selling Shares” on page 79 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees[1]	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees[2]	0.30%	1.00%	0.50%	None
Other expenses[1]
Other expenses of the Fund	0.29%	0.29%	0.29%	0.29%
Other expenses of the Subsidiary (including Subsidiary management fees)	0.03%	0.03%	0.03%	0.03%
Acquired fund fees and expenses[3]	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses	1.59%	2.29%	1.79%	1.29%
Fee waiver and/or expense reimbursement[4]	-0.27%	-0.27%	-0.27%	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	1.32%	2.02%	1.52%	1.02%

1. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the Fund's prospectus. Total annual fund operating expenses are not affected by such bundling. In addition, other expenses of the Fund and other expenses of the Subsidiary have been restated to exclude non-recurring prior period expenses. If such expenses were included in the table above, the amounts stated would have been greater.

2. The Class A distribution and service (12b-1) fee has been restated to reflect the maximum annual contractual rate for the current fiscal year.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly owned by the Fund (Subsidiary). This waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until September 30, 2014. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during their terms.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 702	$ 1,023	$ 1,367	$ 2,334
Class C	$ 305	$ 690	$ 1,201	$ 2,605
Class R	$ 155	$ 537	$ 944	$ 2,083
Advisor Class	$ 104	$ 382	$ 682	$ 1,533
If you do not sell your shares:
Class C	$ 205	$ 690	$ 1,201	$ 2,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47.73% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment goal by (1) investing in a diversified core portfolio of equity and fixed income investments, and (2) tactically adjusting the Fund's exposure to certain asset classes, regions, currencies and sectors independent of the investment processes of the investment strategies that comprise the core portfolio.

Under normal market conditions, the Fund’s baseline allocation between broad asset classes is:

  50% Global Equity (U.S./International/Emerging)
  35% Global Fixed Income (U.S./International/Emerging)
  5% Commodity-linked Instruments
  10% Cash and Derivative Instruments

The Fund is structured as a multi-manager fund, with the investment manager responsible for monitoring the Fund's overall investment performance, managing portions of the Fund's core portfolio, managing the Fund's tactical asset allocation, and re-balancing the Fund’s portfolio to maintain the baseline allocation to various asset classes and investment strategies. The baseline allocation also may change from time to time, at the discretion of the investment manager.

The investment manager sub-contracts with various other investment managers within Franklin Templeton Investments (the "Sub-Advisors") who independently manage separate portions of the Fund's core equity and fixed income portfolio. The allocations to each strategy may change from time to time, at the discretion of the investment manager, and are subject to periodic rebalancing due to changing market values of securities held in the portfolio or at the discretion of the investment manager.

  Franklin U.S. Growth Equity
  The goal of this strategy is to seek capital appreciation by investing predominantly in equity securities of U.S. companies in any industry and of any market capitalization.
  Templeton Global Bond
  The goal of this strategy is to seek current income with capital appreciation and growth of income by investing predominantly in debt securities of governments and government agencies located around the world.
  Mutual Series Equity
  The goal of this strategy is to seek capital appreciation by focusing on undervalued mid- and large-cap equity securities, which may include foreign securities and, to a lesser extent, distressed securities and merger arbitrage securities.
  Franklin Non-U.S. Growth Equity
  The goal of this strategy is to seek capital appreciation by investing predominantly in the equity securities of mid- and large-capitalization companies outside the U.S. with long-term growth potential.
  Franklin Templeton Global Low Duration Bond
  The goal of this strategy is to seek to maximize long-term total return while controlling overall risk by investing primarily in investment-grade debt securities, targeting an estimated average duration of three (3) years or less, across different debt sectors around the world, including government and corporate debt securities, and mortgage and asset-backed securities.
  Templeton Emerging Markets Equity
  The goal of this strategy is to seek long-term capital appreciation by investing predominantly in equity securities of companies located in emerging market countries, applying a "bottom-up," value-oriented, long term approach.
  Templeton Equity
  The goal of this strategy is to seek long-term capital growth by investing primarily in equity securities of companies located outside the U.S., including emerging markets, applying a "bottom-up," value-oriented, long term approach.

In addition to the core portfolio, the investment manager uses various derivative instruments to make tactical investment decisions based on quantitative research and a systematic investment strategy driven by bottom-up fundamentals analysis, top-down macroeconomic analysis and short-term sentiment indicators. The Fund's tactical asset allocation is intended to adjust the Fund’s equity, fixed income, country/regional, and currency exposures. The investment manager does not attempt to time the direction of the entire market, but keeps the flexibility to shift the Fund's net exposure (the value of securities held long less the value of securities held short) depending on which market opportunities look more attractive. The Fund may, from time to time, have a net short position in certain asset classes, regions, currencies and sectors.

For purposes of pursuing its investment goal, the Fund regularly enters into various transactions involving derivative instruments. For the Fund's tactical asset allocation, the investment manager primarily uses stock index futures, government bond futures, and currency forwards and futures contracts. Stock index futures allow the Fund to obtain net long or net short exposures to a selected reference index and the underlying securities without actually having to purchase or sell such underlying securities. Bond/interest rate futures may allow the Fund to obtain net long or net short exposures to selected interest rates, durations or credit risks. Currency forwards and futures contracts may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may maintain significant positions in currency-related derivative instruments which could expose a large amount of the Fund's assets to obligations under the instruments. Derivative instruments may be used for tactical asset allocation to adjust or obtain net long or net negative (short) exposure to various asset classes, regions, currencies, sectors or securities, for hedging purposes, or to otherwise enhance Fund returns. The use of derivative instruments may allow the investment manager to make tactical allocations with fewer transaction costs than it might otherwise incur by changing allocations to the separate portions of the core portfolio.

The investment manager and some of the Sub-Advisors also may enter into various transactions involving derivative instruments with respect to the Fund's core equity and fixed income portfolio, and its allocation to commodities, to obtain exposure to various asset classes, regions, currencies, sectors or securities, for hedging purposes, or to otherwise enhance Fund returns. Exposure to commodities is currently obtained through the use of exchange-traded notes (ETNs). Because the investment decisions related to the Fund's tactical asset allocation are based on factors separate and independent from the investment decisions related to the core portfolio strategies, it is possible that the Fund's tactical asset allocation will be contrary to individual investments held in the core portfolio portion.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. Although not typically subject to currency exchange rate risk, depositary receipts may be subject to the same risks as foreign securities generally. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Region Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Emerging Markets   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Asset Allocation   The Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s asset allocation mix and selecting Sub-Advisors. There is the possibility that the investment manager’s evaluations and assumptions regarding asset classes and Sub-Advisors will not be successful in view of actual market trends.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Derivatives also present the risk that the other party to the transaction will fail to perform.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows the Fund's performance for the most recent calendar year for Class A shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary indices in the table below show how the Fund's performance compares to groups of securities that align with portions of the Fund's portfolio.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q1'12	7.90%
Worst Quarter:	Q2'12	-4.82%
As of June 30, 2013, the Fund's year-to-date return was -0.48%.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2012
	1 Year	Since Inception 9/1/2011
Franklin Templeton Global Allocation Fund - Class A
Return Before Taxes	4.26%	0.72%
Return After Taxes on Distributions	3.80%	0.26%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	0.42%
Franklin Templeton Global Allocation Fund - Class C	8.91%	4.46%
Franklin Templeton Global Allocation Fund - Class R	10.25%	4.89%
Franklin Templeton Global Allocation Fund - Advisor Class	10.78%	5.40%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	16.80%	9.99%
Citigroup World Government Bond Index (WGBI) (index reflects no deduction for fees, expenses or taxes)	1.65%	-0.34%
Payden & Rygel 90 Day U.S. Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	0.08%	0.06%
Dow Jones-UBS Commodity Index Total ReturnSM (index reflects no deduction for fees, expenses or taxes)	-1.00%	-11.75%

No one index is representative of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisors

Franklin Mutual Advisers, LLC (Franklin Mutual), Franklin Templeton Institutional, LLC (FT Institutional), Franklin Templeton Investment Management Limited (FTIML), Templeton Asset Management Ltd. (Asset Management), and Templeton Global Advisors Limited (Global Advisors). For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any Sub-Advisor.

Portfolio Managers

SAMER HABL   Portfolio Manager of Advisers and lead portfolio manager of the Fund since inception (2011).

TODD SAUNDERS   Portfolio Manager of Advisers and a portfolio manager of the Fund since October 2013.

MICHAEL HASENSTAB, PH.D.   Senior Vice President of Advisers and portfolio manager of the Templeton Global Bond portion of the Fund since inception (2011).

PETER A. LANGERMAN   Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Mutual Series Equity portion of the Fund since inception (2011).

WARREN KEYSER   Portfolio Manager of FT Institutional and portfolio manager of the Franklin Templeton Global Low Duration Bond portion of the Fund since inception (2011).

MARK MOBIUS, PH.D.   Executive Chairman of Templeton Emerging Markets Group, Portfolio Manager of Asset Management and portfolio manager of the Templeton Emerging Markets Equity portion of the Fund since inception (2011).

TUCKER SCOTT, CFA   Executive Vice President of Global Advisors and portfolio manager of the Templeton Equity portion of the Fund since inception (2011).

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers and portfolio manager of the Franklin U.S. Growth Equity portion of the Fund since inception (2011).

COLEEN F. BARBEAU   Executive Vice President of FT Institutional and portfolio manager of the Franklin Non-U.S. Growth Equity portion of the Fund since inception (2011).

KENT BURNS, CFA   Portfolio Manager of Advisers and portfolio manager of the Franklin Templeton Global Low Duration Bond portion of the Fund since inception (2011).

DAVID ZAHN, CFA   Portfolio Manager of FTIML and portfolio manager of the Franklin Templeton Global Low Duration Bond portion of the Fund since inception (2011).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Templeton Global Allocation Fund

Investment Company Act file #811-06336
© 2013 Franklin Templeton Investments. All rights reserved.
099 PSUM 10/13	00081560